Operating Lease Obligations	12 Months Ended
Dec. 31, 2015
Operating Lease Obligations [Abstract]
Operating Lease Obligations

15.  Operating Lease Obligations

The Company has entered into a number of arrangements that are classified as operating leases. The operating leases are for several branch and office locations. The majority of the branch and office location leases are renewable at the Company’s option. Future minimum lease commitments are based on current rental payments. Rental expense charged to operations, including license fees for branch offices, was $127,000, $124,000 and $122,000 in 2015, 2014 and 2013, respectively.

The following is a summary of future minimum rental payments for the next five years required under operating leases that have initial or remaining noncancellable lease terms in excess of one year as of December 31, 2015 (in thousands):

Years ending December 31,
2016	$138
2017	132
2018	84
2019	78
2020	60
2021 and beyond	63
Total minimum payments required	$555